SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

       000-20900                                          38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (313) 227-7300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            99.1  Press Release, dated October 21, 2004.

            99.2  Transcript of conference call held on October 21, 2004.

Item 2.02: Results of Operations and Financial Condition.

      On October 21, 2004, Compuware Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on October 21, 2004 is furnished with this Report as Exhibit 99.2. Certain statements made during the conference call and contained in the transcript that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of the conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements were based on our then-current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2004                                    COMPUWARE CORPORATION

                                                    By: /s/ Laura L. Fournier
                                                        ------------------------
                                                    Laura L. Fournier
                                                    Senior Vice President
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Number                         Description

99.1     Press Release, dated October 21, 2004.

99.2     Transcript of conference call held on October 21, 2004.